HOSOKAWA MICRON INTERNATIONAL INC.

                            1997 STOCK OPTION PLAN

                                                                       F. 7/97

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                               TABLE OF CONTENTS

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ARTICLE 1.      PURPOSE......................................................1

ARTICLE 2.      DEFINITIONS..................................................1

ARTICLE 3.      ADMINISTRATION...............................................4

ARTICLE 4.      SHARE AND OTHER LIMITATIONS..................................7

ARTICLE 5.      ELIGIBILITY..................................................9

ARTICLE 6.      STOCK OPTIONS................................................9

ARTICLE 7.      NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS...................10

ARTICLE 8.      NON-TRANSFERABILITY AND TERMINATION PROVISIONS..............14

ARTICLE 9.      CHANGE IN CONTROL PROVISIONS................................16

ARTICLE 10.     TERMINATION OR AMENDMENT OF THE PLAN........................18

ARTICLE 11.     COMPANY CALL RIGHTS; RIGHTS OF FIRST REFUSAL................19

ARTICLE 12.     UNFUNDED PLAN...............................................20

ARTICLE 13.     GENERAL PROVISIONS..........................................20

ARTICLE 14.     APPROVAL OF BOARD AND STOCKHOLDERS..........................24

ARTICLE 15.     TERM OF PLAN................................................24

ARTICLE 16.     NAME OF PLAN................................................24

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                      Hosokawa Micron International Inc.
                            1997 Stock Option Plan

                                  ARTICLE 1.

                                    PURPOSE

      The purpose of this Hosokawa Micron International Inc.1997 Stock Option Plan (the "Plan") is to enhance the profitability and value of Hosokawa Micron International Inc, a Delaware corporation (the "Company") and its Affiliates for the benefit of its stockholders by enabling the Company (i) to grant employees of the Company and its Affiliates, stock options, thereby creating a means to raise the level of stock ownership by employees in order to attract, retain and reward such employees and strengthen the mutuality of interests between employees and the Company's stockholders and (ii) to grant stock options to Non-Employee Directors thereby attracting, retaining and rewarding such non-employee directors and strengthening the mutuality of interests between non-employee directors and the Company's stockholders.

                                  ARTICLE 2.

                                  DEFINITIONS

      For purposes of this Plan, the following terms shall have the following meanings:

            2.1. "Affiliate" shall mean (i) any corporation (other than the Company) or limited liability company in an unbroken chain of corporations or limited liability companies ending with the Company, if each corporation or limited liability company owns stock or membership interests (as applicable) possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or membership interests (as applicable) in one of the other corporations or limited liability companies in such chain, or (ii) any corporation (other than the Company) or limited liability company in an unbroken chain of corporations or limited liability companies beginning with the Company, if each corporation or limited liability company (other than the last corporation or limited liability company in the unbroken chain), owns stock or membership interests (as applicable) possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or membership interests (as applicable) in one of the other corporations or limited liability companies in such chain.

            2.2. "Award" shall mean any award under this Plan of a Stock Option. All Awards, shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

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            2.3. "Board" or "Board of Directors" shall mean the Board of
      Directors of the Company.

            2.4. "Cause" shall mean, with respect to a Participant's Termination of Employment, (i) the Participant's dishonesty, misappropriation, willful breach of fiduciary duty or fraud with regard to the Company or any of its assets or businesses which has a material adverse effect on the Company,
      (ii) the Participant's conviction of or the pleading of nolo contendere with regard to a felony (other than a traffic violation) or any other crime involving moral turpitude, or (iii) any other breach by the Participant of a material provision of his employment agreement (if any) that remains uncured for thirty (30) days after written notice thereof is given to the Participant. In the event the Participant's employment is terminated by the Company without Cause and the Company discovers within ninety (90) days after such Termination of Employment, acts or omissions of the Participant occurring prior to Termination of Employment that would have been grounds for a termination by the Company for Cause, such termination shall be deemed for all purposes hereunder a termination for Cause notwithstanding any earlier contrary treatment of such termination and any acts of the Company consistent with such earlier treatment. Notwithstanding the foregoing, a Participant shall be deemed to be terminated for "cause" if the Participant, following his or her Termination of Employment, becomes employed by a "competitor" (or its successor), as determined by the Committee, in its sole discretion, at the time of the grant of an Award, provided that the competitor (or its successor) competes with the Company at the time of exercise or vesting of an Award. Where there is an employment agreement and such agreement defines termination by the Participant for "good reason" (or words of like import), a Participant's Termination of Employment for good reason shall not be deemed for "cause". With respect to a Participant's Termination of Directorship, "cause" shall mean an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

            2.5. "Change in Control" shall have the meaning set forth in Article 9.

            2.6. "Code" shall mean the Internal Revenue Code of 1986, as amended.

            2.7. "Committee" shall mean a committee of the Board appointed from time to time by the Board, which shall consist of two or more directors. Solely to the extent required by Rule 16b-3 (as defined herein), each director on the Committee shall be a non-employee director as defined in Rule 16b-3. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 and if such rule is applicable, such noncompliance with the requirements of Rule 16b-3 shall not affect the validity of the awards, grants, interpretations or other actions of the Committee.

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            2.8. "Common Stock" means the common stock, $.01 par value per share, of the Company.

            2.9. "Disability" shall mean, with respect to an Eligible Employee or Non-Employee Director, a permanent and total disability as defined in the Company's long-term disability policy. A Disability shall only be deemed to occur at the time of the determination by the Committee or the Board, as the case may be, of the Disability.

            2.10. "Effective Date" shall mean July 11, 1997, subject to Article 14.

            2.11. "Eligible Employees" shall mean the employees of the Company and its Affiliates who are eligible pursuant to Section 5.1 to be granted Awards under this Plan.

            2.12. "Exchange Act" shall mean the Securities Exchange Act of 1934.

            2.13. "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, (i) if the Common Stock is not readily tradable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee based on the valuation of the Common Stock by a registered investment advisor (as defined under the Investment Advisors Act of 1940) or other appraiser or advisor selected by the Committee in its sole discretion, or (ii) the last sales price reported for the Common Stock on the applicable date (a) as reported by the principal national securities exchange in the United States on which it is then traded, or (b) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. For purposes of the grant of any Award, the applicable date shall be the date for which the last sales price is available at the time of grant. The valuation described in (i) above shall be performed at least on an annual basis and as of the last day of the Company's fiscal year and on such additional dates determined by the Committee in its sole discretion.

            2.14. "Non-Employee Director" shall mean a director of the Company who is not an active employee of the Company or an Affiliate.

            2.15. "Participant" shall mean an Eligible Employee to whom an Award has been made pursuant to this Plan and each Non-Employee Director of the Company; provided, however, that a Non-Employee Director shall be a Participant for purposes of the Plan solely with respect to awards of Stock Options pursuant to Article 7.

            2.16. "Retirement" shall mean a Participant's Termination of Employment at or after age sixty-five (65) (or, with the consent of the Committee, before age sixty-five (65) but after age fifty-five (55)). With respect to a Participant's Termination of

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      Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected at or after a Participant has attained age sixty-five (65) (or, with the consent of the Board, before age sixty-five
      (65) but after age fifty-five (55)).

            2.17. "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

            2.18. "Stock Option" or "Option" shall mean any option to purchase shares of Common Stock granted to Eligible Employees or Non-Employee Directors pursuant to Article 6 or Article 7, respectively.

            2.19. "Termination of Directorship" shall mean, with respect to a Non-Employee Director, that the Non-Employee Director has ceased to be a director of the Company.

            2.20. "Termination of Employment" shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate .

            2.21. "Transfer" or "Transferred" or "Transferable" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer.

            2.22. "Withholding Election" shall have the meaning set forth in
      Section 13.4.

                                  ARTICLE 3.

                                ADMINISTRATION

            3.1. The Committee and the Board. The Plan shall be administered and interpreted by the Committee, except that with respect to Awards to Non-Employee Directors under Article 7 of the Plan, the Plan shall be administered by the Board.

            3.2. Awards. The Committee shall have full authority to grant Stock Options to Eligible Employees, pursuant to the terms of this Plan. In particular, the Committee shall have the authority:

                  (a) to select the Eligible Employees to whom Stock Options may from time to time be granted hereunder;

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                  (b) to determine whether and to what extent Stock Options are to be granted hereunder to one or more Eligible Employees;

                  (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Stock Option granted to an Eligible Employee hereunder;

                  (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee (including, but not limited to, the share price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

                  (e) to determine whether and under what circumstances a Stock Option may be settled in cash or Common Stock under Subsection 6.2(d); and

                  (f) to determine whether to require an Eligible Employee, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option.

            3.3. Guidelines. Subject to Article 10 hereof, the Committee, and the Board in the case of Options granted to Non-Employee Directors under Article 7, shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee, and the Board in the case of Options granted to Non-Employee Directors under Article 7, may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 (if any). The Committee, and the Board in the case of Options granted to Non-Employee Directors under Article 7, may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws and may impose any limitations and restrictions that they deem necessary to comply with the applicable tax and securities laws of such countries other than the United States. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

            3.4. Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any

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of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

            3.5. Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

            3.6. Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of the members present. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

            3.7.  Designation of Consultants/Liability.

                  (a) The Committee, and the Board in the case of Options granted to Non-Employee Directors under Article 7, may designate employees of the Company and professional advisors to assist the Committee and the Board in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee and the Board.

                  (b) The Committee, and the Board in the case of Options granted to Non-Employee Directors under Article 7, may employ such legal counsel, consultants, appraisers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel, appraiser or consultant and any computation received from any such consultant, appraiser or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Board, the Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held

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      harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Affiliates. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                  ARTICLE 4.

                          SHARE AND OTHER LIMITATIONS

            4.1.  Shares.

                  The aggregate number of shares of Common Stock which may be issued under this Plan shall not exceed 100,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Option granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Option shall again be available under the Plan.

            4.2.  Changes.

                  (a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

                  (b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common

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      Stock or capital stock other than Common Stock, reclassification of its capital stock, conversion of the Company's preferred stock, issuance of warrants or options to purchase any Common Stock or securities convertible into Common Stock, any sale or Transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

                  (c) Fractional shares of Common Stock resulting from any adjustment in Options pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (2) and rounding-up for fractions equal to or greater than one-half (2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

                  (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options of Eligible Employees, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty
      (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

      If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

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            4.3. Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                  ARTICLE 5.

                                  ELIGIBILITY

            5.1. All employees of the Company and its Affiliates are eligible to be granted Options under this Plan. Eligibility under this Plan shall be determined by the Committee in its sole and absolute discretion.

            5.2. Non-employee directors of the Company are eligible to receive an Award of Stock Options in accordance with Article 7 of the Plan.

                                  ARTICLE 6.

                                 STOCK OPTIONS

            6.1. Options. Stock Options granted hereunder shall be non-qualified Options and are not intended to be incentive stock options that satisfy the requirements of Section 422 of the Code.

            6.2. Terms of Options. Options granted under Article 6 of this Plan shall be subject to Article 8 and the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                  (a) Option Price. The purchase price of shares of Common Stock subject to a Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant. Notwithstanding the foregoing, if an Option is modified, extended or renewed and, thereby, deemed to be the issuance of a new Option under the Code or the applicable accounting rules, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

                  (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten
      (10) years after the date the Option is granted.

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                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. In the absence of any provision by the Committee, each Stock Option shall initially become exercisable six
      (6) months from the date of grant.

                  (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form, or such other arrangement for the satisfaction of the purchase price, as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned by the Participant for at least six (6) months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date.

                  (e) Form, Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

                                  ARTICLE 7.

                   NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS

            7.1. Options. The terms of this Article 7 shall apply only to Options granted to Non-Employee Directors.

            7.2. Grants. The Board shall have full authority to grant Stock Options to Non-Employee Directors, subject to the terms of the Plan and where required, to action of the stockholders of the Company.

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            7.3. Non-Qualified Stock Options. Stock Options granted under this
Article 7 shall be non-qualified Options which are not intended to be incentive stock options under Section 422 of the Code.

            7.4. Terms of Options. Options granted under Article 7 of this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

                  (a) Option Price. The option price per share of Common Stock purchasable under an Option shall be determined by the Board at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant. Notwithstanding the foregoing, if an Option is modified, extended or renewed and, thereby, deemed to be the issuance of a new Option under the Code or the applicable accounting rules, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

                  (b) Option Term. The term of each Stock Option shall be fixed by the Board, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

                  (c) Exercisability. Each Stock Option shall initially become exercisable six months from the date of grant and shall be subject to such terms and conditions as shall be determined by the Board at grant. The Board may waive any limitations on the exercisability of any Stock Options at any time at or after grant in whole or in part (including, without limitation, that the Board may accelerate the time at which Options may be exercised), based on such factors, if any, as the Board shall determine, in its sole discretion.

                  (d) Method of Exercise. Subject to whatever waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form, or such other arrangement for the satisfaction of the purchase price, as the Board may accept. If and to the extent determined by the Board in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned by the Participant for at least six (6) months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date. No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for.

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                  (e) Form, Modification, Extension and Renewal of Options.
      Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Board, and the Board may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

            7.5. Termination of Directorship. The following rules apply with regard to Options upon the Termination of Directorship:

                  (a) Termination by Reason of Death. If a Participant's Termination of Directorship is by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Board at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

                  (b) Termination by Reason of Disability. If a Participant's Termination of Directorship is by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Board at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the Participant's legal representative to the extent permitted under Section 13.12 or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

                  (c) Termination by Reason of Retirement. If a Participant's Termination of Directorship is by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the Board at grant, or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of one year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year (or such other period as the Board may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

                  (d) Involuntary Termination Without Cause. If a Participant's Termination of Directorship is by involuntary termination without Cause, any Stock Option held by such Participant, unless otherwise determined by the Board at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

                  (e) Voluntary Resignation. If a Participant's Termination of Directorship is a voluntary resignation and such termination occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Directorship by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option held by such Participant, unless otherwise determined by the Board at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participants at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

                  (f) Termination for Cause. Unless otherwise determined by the Board at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Directorship is for Cause for any reason, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination. In the event the termination is an involuntary termination without Cause or is a voluntary resignation without Cause or is a voluntary resignation within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option held by the Participant at the time of occurrence of the event which would be grounds for Termination of Directorship by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Directorship by the Company for Cause.

            7.6.  Changes.

                  (a) The Awards to a non-employee director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 7.6, but shall not be subject to Section 4.2(d).

                  (b) If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holder thereof;
      provided, that, the Board shall deliver notice to each Non-Employee Director at least twenty (20) days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full, effective as of such consummation, all Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a ninety
      (90) day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.

                                  ARTICLE 8.

                NON-TRANSFERABILITY AND TERMINATION PROVISIONS

      The terms and conditions of this Article 8 shall apply to Awards under this Plan as follows:

            8.1. Nontransferability. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant or his or her legal guardian or representative. In addition, except as provided above, no Stock Option shall be Transferred (whether by operation of law or otherwise), and no Stock Option shall be subject to execution, attachment or similar process. Upon any attempt to Transfer any Stock Option, or in the event of any levy upon any Stock Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Stock Option shall immediately terminate and become null and void. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Stock Option that is otherwise not Transferable pursuant to this Article 8 is Transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.

            8.2. Termination of Employment. The following rules apply with regard to the Termination of Employment of a Participant:

                  (a) Termination by Reason of Death. If a Participant's Termination of Employment is by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

                  (b) Termination by Reason of Disability. If a Participant's Termination of Employment is by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the Participant's legal representative to the extent permitted under Section 13.12 or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

                  (c) Termination by Reason of Retirement. If a Participant's Termination of Employment is by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of one year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

                  (d) Involuntary Termination Without Cause. If a Participant's Termination of Employment is by involuntary termination without Cause, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

                  (e) Voluntary Resignation. If a Participant's Termination of Employment is due to a voluntary resignation and such termination occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

                  (f) Termination for Cause. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a

      Participant's Termination of Employment is for Cause for any reason, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination. In the event the termination is an involuntary termination without Cause or is a voluntary resignation within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment by the Company for Cause.

                                  ARTICLE 9.

                         CHANGE IN CONTROL PROVISIONS

            9.1. Benefits. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award, the Participant shall be entitled to the following benefits:

                  (a) Subject to paragraph (b) below with regard to Options granted to Eligible Employees, all outstanding Stock Options (including those granted to Non-Employee Directors) of such Participant, if any, granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, or the Board in its sole discretion in the case of Stock Options granted to Non-Employee Directors under Article 7, may provide for the purchase of any such Stock Options by the Company or Affiliate for an amount of cash equal to the excess of the Change in Control price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 9.1, Change in Control price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control.

                  (b) Notwithstanding anything to the contrary herein, unless the Committee or the Board, in the case of an Option granted to Non-Employee Directors, provides otherwise at the time an Option is granted to an Eligible Employee or Non-Employee Director, hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Option if the Committee or the Board, as the case may be, reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted option hereinafter called an "Alternative Option"), by the Participant's employer (or the parent or a subsidiary of such employer), in the case of an Option granted to an Eligible Employee, or by a company for which the Non-Employee Director will continue as a Non-Employee Director, in the case of an Option granted to a Non-Employee Director under Article 7, in each case immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

                        (i) the Alternative Option must be based on stock which
            is traded on an established securities market, or which will be so traded within thirty (30) days of the Change in Control;

                        (ii) the Alternative Option must provide such
            Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise schedule; and

                        (iii) the Alternative Option must have economic value
            substantially equivalent to the value of such Option (determined at the time of the Change in Control).

                  (c) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Award at any time (other than a grant to a Non-Employee Director pursuant to Article 7 hereof).

            9.2. Change in Control. A "Change in Control" shall mean the occurrence of any of the following:

                  (a) any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), excluding the Company, Hosokawa Micron Corp., any subsidiary of the Company or of Hosokawa Micron Corp. and any employee benefit plan sponsored or maintained by the Company, Hosokawa Micron Corp. or any subsidiary of the Company or of Hosokawa Micron Corp. (including any trustee of any such plan acting in his capacity as trustee), becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing twenty-five percent (25%) of the total combined voting power of the Company's then outstanding securities;

                  (b) the merger, consolidation or other business combination of the Company (a "Transaction"), other than (A) a Transaction involving only the Company and one or more of its subsidiaries or Hosokawa Micron Corp. and one or more of its subsidiaries, or (B) a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity and no person other than Hosokawa Micron Corp. is the beneficial owner of securities of the resulting entity representing more than twenty-five percent (25%) of the voting power in the resulting entity;

                  (c) during any period of two (2) consecutive years beginning on or after the Effective Date, the persons who were members of the Board immediately before the beginning of such period (the "Incumbent Directors") ceasing (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the Effective Date shall be deemed to be an Incumbent Director if such director was elected to the board of directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or any successor provision) or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than a member of the Board; or

                  (d) the approval by the stockholders of the Company of any plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to Hosokawa Micron Corp. or a subsidiary of Hosokawa Micron Corp. or to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of such sale.

            9.3. Initial Public Offering not a Change in Control. For purposes of the Plan, an initial public offering of the Common Stock of the Company shall not be deemed to be a Change in Control.

                                  ARTICLE 10.

                     TERMINATION OR AMENDMENT OF THE PLAN

            10.1. Termination or Amendment. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware or to the extent required by the applicable provisions of Rule 16b-3, no amendment may be made which would
(i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) change the classification of employees and Non-Employee Directors eligible to receive Awards under this Plan; (iii) decrease the minimum option price of any Stock Option; (iv) extend the maximum option period under
Section 6.2; (v) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Rule 16b-3; or (vi) change any rights under the Plan with regard to Non-Employee Directors. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws or other requirements to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

            Except with respect to the Award of Stock Options to non-employee directors under Article 7, the Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article 4 above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                  ARTICLE 11.

                 COMPANY CALL RIGHTS; RIGHTS OF FIRST REFUSAL

            11.1. Company Call Rights; Rights of First Refusal.

                  (a) Company Call Rights. (i) In the event of Termination of Employment or Termination of Directorship for Cause, the Company may repurchase from the Participant any shares of Common Stock previously acquired by the Participant through the grant of an Option under this Plan at a repurchase price equal to the lesser of (a) the original purchase price or exercise price (as applicable), if any, or (b) Fair Market Value as of the date of termination.

                        (ii) In the event of a Termination of Employment or Termination of Directorship for any reason other than for Cause (including termination due to Retirement, death, Disability, involuntary termination without Cause or resignation), the Company shall (i) repurchase from the Participant each outstanding vested Stock Option based on the difference between the exercise price of a share of Common Stock relating to such Option and the Fair Market Value of a share of Common Stock on the date of termination and (ii) repurchase from the Participant any shares of Common Stock previously acquired by the Participant through the exercise of an Option under this Plan at a repurchase price equal to Fair Market Value as of the date of termination.

                  (b) Right of First Refusal. No Participant shall, directly or indirectly, Transfer any shares of Common Stock acquired by the Participant (or his or her estate or legal representative) through the exercise of an Option under this Plan, unless in each such instance the Participant (or his or her estate or legal representative) shall have first offered the Common Stock proposed to be Transferred pursuant to a bona fide offer to a third party to the Company. The right of first refusal must be exercised by the Company by delivering to the Participant (or his or her estate or legal representative) written notice of such exercise within twenty (20) business days of the Company's receipt of written notification of the proposed sale. Upon the exercise of a right of first refusal, the Common Stock proposed to be sold shall be purchased by the Company at the price per share offered to be paid by the prospective transferee, subject to paragraph (a) above in the case of a Participant's Termination of Employment or Termination of Directorship. The notice of exercise of the right of first refusal shall specify the date and location for the closing of such purchase.

                  (c) Notwithstanding the foregoing, the Company shall cease to have rights pursuant to this Article 11 following an initial public offering of the Common Stock of the Company.

                                  ARTICLE 12.

                                 UNFUNDED PLAN

            12.1. Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                  ARTICLE 13.

                              GENERAL PROVISIONS

            13.1. Legend. The Committee may require each person receiving shares of Common Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof, and that any subsequent offer for sale or sale of any such shares of Common Stock shall be made either pursuant to (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement shall have become effective and shall be current with respect to the shares of Common Stock being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, and that in claiming such exemption the Participant will, prior to any offer for sale or sale of shares of Common Stock, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel acceptable to the Company as to the availability of such exception. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee, or the Board in the case of an Option granted to a Non-Employee Director under Article 7, deems appropriate to reflect any restrictions on Transfer.

            All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee, or the Board in the case of an Option granted to a Non-Employee Director under Article 7, may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee, or the Board in the case of an Option granted to a Non-Employee Director under Article 7, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

            13.2. Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and, such arrangements may be either generally applicable or applicable only in specific cases.

            13.3. No Right to Employment/Directorship. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed to terminate his employment at any time. Neither this Plan nor the grant of any Award hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

            13.4. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

            The Committee shall permit any such withholding obligation with regard to any Eligible Employee to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

            13.5. Listing and Other Conditions.

                  (a) If the Common Stock becomes listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system.

                  (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

                  (c) Upon termination of any period of suspension under this
      Section 13.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

            13.6. Stockholders Agreement. As a condition to the receipt of shares of Common Stock pursuant to any Award under this Plan, to the extent required by the Committee, the Participant shall execute and deliver a stockholder's agreement or such other documentation which shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, a right of first refusal of the Company with respect to such shares, the right of the Company to purchase Common Stock in accordance with this Plan and such other terms as the Board or Committee shall from time to time establish. Such stockholder's agreement shall apply to all Common Stock acquired under the Plan.

            13.7. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

            13.8. Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

            13.9. Other Benefits. No Stock Option granted or exercised under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

            13.10. Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

            13.11. No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

            13.12. Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan. If the Committee shall find, without any obligation or responsibility of any kind to do so, that any person to whom payment is payable under this Plan is unable to care for his or her affairs because of disability, illness or accident, any payment due may be paid to such person's duly appointed legal representative in such manner and proportions as the Committee may determine, in it sole discretion. Any such payment shall be a complete discharge of the liabilities of the Committee and the Board under this Plan.

            13.13. Section 16(b) of the Exchange Act. In the event the Company becomes publicly held, all elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. To the extent applicable, the Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder. For purposes of this paragraph, the Company shall be deemed publicly held when and if the

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

Company has a class of common equity securities registered under Section 12 of the Exchange Act.

            13.14. Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

            13.15. Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

            13.16. Exchange Act Compliance. Except as the Company or Committee shall otherwise determine, this Plan is intended to comply with Section 4(2) or Rule 701 of the Exchange Act, and any provisions inconsistent with such Section or Rule shall be inoperative and shall not affect the validity of the Plan.

                                  ARTICLE 14.

                      APPROVAL OF BOARD AND STOCKHOLDERS

      The Plan shall not be effective unless and until approved by the Board and, solely to the extent required by any applicable law, registration or stock exchange rule, approved by the stockholders of the Company in the manner set forth in such law, regulation or rule.

                                  ARTICLE 15.

                                 TERM OF PLAN

      No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval (if applicable), but Awards granted prior to such tenth anniversary may extend beyond that date.

                                  ARTICLE 16.

                                 NAME OF PLAN

      This Plan shall be known as the Hosokawa Micron International Inc. 1997 Stock Option Plan.

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